Exhibit 10.2

||AMENDMENT NO. 11
Dated as of January 13, 2020
to
PURCHASE AND SALE AGREEMENT
Dated as of November 30, 2000

This AMENDMENT NO. 11 (this “Amendment”), dated as of January 13, 2020, is entered into among the VARIOUS ENTITIES LISTED ON THE SIGNATURE PAGES HERETO AS REMAINING ORIGINATORS (each, a “Remaining Originator”; and collectively, the “Remaining Originators”), STRUCTURAL COMPOSITES INDUSTRIES LLC, a Delaware limited liability company (the “Released Originator”), and WORTHINGTON RECEIVABLES CORPORATION, a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the Remaining Originators, the Released Originator and the Company have entered into that certain Purchase and Sale Agreement, dated as of November 30, 2000 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”);

WHEREAS, concurrently herewith, the Company, as the Seller, the Servicer, the Administrator and PNC are entering into that certain Amendment No. 21 to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement Amendment”);

WHEREAS, in connection with this Amendment, the Released Originator is being removed from the Agreement as a party thereto in the capacity of an “Originator”; and

WHEREAS, the parties hereto wish to make certain changes to the Agreement as herein provided.

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:

SECTION 1.Definitions.  All capitalized terms not otherwise defined herein are used as defined in the Agreement (including terms incorporated therein by reference).

SECTION 2.Amendments to Agreement. The Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A.

SECTION 3.Release of Released Originator.  The parties hereto hereby agree that upon the effectiveness of this Amendment, the Released Originator shall no longer (a) be party to the Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the

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Agreement or such other Transaction Document, as applicable) and (b) sell any Receivables or Related Rights to the Company pursuant to the Agreement or otherwise.

SECTION 4.Delegation and Assumption of Released Originator’s Obligations.  Effective immediately prior to the removal of the Released Originator as party to the Agreement pursuant to Section 3 above, the Released Originator hereby delegates to each of the Remaining Originators, and each of the Remaining Originators, jointly and severally, hereby assumes, all of the Released Originator’s duties, obligations and liabilities that have arisen or accrued prior to the date hereof under the Agreement and each of the other Transaction Documents.

SECTION 5.Cancellation of Company Note.  The Released Originator represents and warrants to the other parties hereto that it (a) currently holds the Company Note made by the Company to the Released Originator (the “Released Originator Note”) and (b) has not sold, pledged, assigned, or otherwise transferred the Released Originator Note or any interest therein.  The Released Originator hereby acknowledges and agrees that as of the date hereof, all the Company’s outstanding obligations (including, without limitation, any payment obligations) under the Released Originator Note have been finally and fully paid and performed.  The Released Originator Note is hereby cancelled and shall have no further force or effect.

SECTION 6.Authorization to File Financing Statement.  Upon the effectiveness of this Amendment, the Released Originator and the Company hereby authorize the Administrator to file (at the expense of the Company) one or more UCC-3 terminations in the form of Exhibit B hereto.

SECTION 7.Miscellaneous.

7.1Representations and Warranties.

(a)Each of the Remaining Originators, the Released Originator and the Company hereby makes, with respect to itself, the following representations and warranties to the other parties hereto, the Administrator and each member of each Purchaser Group:

(i)Representations and Warranties.  The representations and warranties  contained in Article V of the Agreement of such “Originators” are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);

(ii)Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms; and

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(iii)Termination Event.  No Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing.

(b)The Company hereby represents and warrants to the other parties hereto, the Administrator and each member of each Purchaser Group, with respect to itself, that:

(i)Representations and Warranties.  Its representations and warranties contained in Exhibit III of the Receivables Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date); and

(ii)No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event shall exist.

7.2Effectiveness.  This Amendment shall become effective as of the date hereof upon (a) receipt by the Company and the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, (b) the effectiveness of the Receivables Purchase Agreement Amendment, (c) confirmation of the return to the Company of the Released Originator Note issued by the Company to the Released Originator, and the Administrator shall have received evidence that the Released Originator Note has been cancelled and (d) such other documents, instruments, agreements, certificates and lien searches reasonably requested by the Administrator prior to the date hereof.

7.3References to Agreement.  Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

7.4Effect on the Agreement.  Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

7.5No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

7.6Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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7.7Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

7.8Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

7.9Headings.  The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

7.10Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORTHINGTON RECEIVABLES CORPORATION

By:

Name: Marcus Rogier

Title: Treasurer

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REMAINING ORIGINATORS:

THE WORTHINGTON STEEL COMPANY,
a Delaware corporation

By:

Name: Marcus Rogier

Title: Treasurer

THE WORTHINGTON STEEL COMPANY,
an Ohio corporation

By:

Name: Marcus Rogier

Title: Treasurer

WORTHINGTON CYLINDERS CORPORATION

By:

Name: Marcus Rogier

Title: Treasurer

WORTHINGTON CYLINDERS WISCONSIN, LLC

By:

Name: Marcus Rogier

Title: Treasurer

WORTHINGTON STEEL COMPANY OF DECATUR, L.L.C.

By:

Name: Marcus Rogier

Title: Treasurer

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REMAINING ORIGINATORS:

WORTHINGTON STEEL OF MICHIGAN, INC.

By:

Name: Marcus Rogier

Title: Treasurer

WORTHINGTON CYLINDERS KANSAS, LLC

By:

Name: Marcus Rogier

Title: Treasurer

WORTHINGTON STEEL ROME, LLC

By:

Name: Marcus Rogier

Title: Treasurer

THE WORTHINGTON STEEL COMPANY, LLC

By:

Name: Marcus Rogier

Title: Treasurer

AMTROL INC.

By:

Name: Marcus Rogier

Title: Treasurer

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REMAINING ORIGINATORS:

WESTERMAN, INC.

By:

Name: Marcus Rogier

Title: Treasurer

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RELEASED ORIGINATOR:

STRUCTURAL COMPOSITES INDUSTRIES LLC

By:

Name: Marcus Rogier

Title: Treasurer

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ACKNOWLEDGED AND AGREED:

PNC BANK, NATIONAL ASSOCIATION,

as Administrator

By:__________________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,

as a Related Committed Purchaser

By:__________________________________
Name:
Title:

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Exhibit A

[Amendments to the Purchase and Sale Agreement]

Exhibit A-1	Purchase and Sale Agreement

Exhibit B

[UCC-3 Termination to be filed]

Exhibit B-1	Purchase and Sale Agreement